                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-8033

             SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED
               (Exact name of registrant as specified in charter)

     11 S. LASALLE STREET, 2ND FLOOR
           CHICAGO, ILLINOIS                                     60603
(Address of principal executive offices)                      (Zip code)

                                Michael J. Heller
                  Treasurer, Controller and Assistant Secretary
             Security Capital Real Estate Mutual Funds Incorporated
                         11 S. LaSalle Street, 2nd Floor
                             Chicago, Illinois 60603
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 345-5800

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2004

Item 1. Reports to Stockholders.

[Insert a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).]

                                SECURITY CAPITAL

                                  [Photo Here]

                             U.S. REAL ESTATE SHARES
                             2004 SEMIANNUAL REPORT

                                   [Logo Here]
                                SECURITY CAPITAL

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SECURITY CAPITAL
U.S. REAL ESTATE SHARES
--------------------------------------------------------------------------------

Security Capital U.S. Real Estate Shares is a highly focused, no-load real estate mutual fund that seeks to provide shareholders with above average returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long-term, the Fund's objective is to achieve top-quartile returns, as compared with other U.S. real estate mutual funds that invest primarily in real estate securities in the United States by integrating in-depth proprietary research with sophisticated capital markets research and modeling techniques.

TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

Real estate stocks generated attractive returns for the first half of 2004 in a period of rapidly shifting U.S. macroeconomic expectations. The benchmark Dow Jones Wilshire Real Estate Securities Index/1/ ("WARESI") generated a total rate of return of +6.9% year-to-date through June 30, 2004. Returns for the Morgan Stanley REIT (RMS) and NAREIT Equity indices were lower at +5.2% and +5.5%, respectively, for the year-to-date period. By comparison, the S&P 500 and Russell 2000 indices generated returns for the first half of +3.5% and +6.8%, respectively. On a trailing 12-month basis, the WARESI has generated a total return of +29.2%, outperforming the S&P500 (+19.1%), but falling short of the Russell 2000 (+33.4%).

Security Capital U.S. Real Estate Shares ("SC-US Real Estate Shares") generated a total return for the first half of 2004 of +8.8%. On a trailing 3-year and 5-year basis as of June 30, 2004 the Fund has generated average annual returns of +14.3% and +14.1%, respectively.

2004 Mid-Year Overview

Following the first quarter's surge in REIT pricing, a defining event for the first half of 2004 occurred in the opening days of the second quarter as the REIT market fell precipitously on heavy volume. During the first two weeks of April, REIT prices as measured by the WARESI dropped 13.4% on unusually heavy trading volume, erasing first quarter returns in a matter of days. The catalyst for this price move appeared to be a shift in interest rate expectations coinciding with a spate of good news for the U.S. economy and buttressed by an unexpectedly strong jobs report for March released April 2nd. It was likely further fueled by a build up of so called "carry trade" activity by financial institutions, brokerage firms and hedge funds borrowing short-term and investing in longer-term, mostly fixed-income oriented

                            Year-to-Date Performance

                              Total Rate of Return

                                     [CHART]

                                    Bar Chart

  Real Estate Stocks            Other Stocks
---------------------   ---------------------------
WARESI   RMS   NAREIT   S&P   NASDAQ   RUSSELL 2000
------   ---   ------   ---   ------   ------------
 6.9%    5.2%   5.5%    3.5%   2.4%        6.8%

Source: SC-R&M, Bloomberg

/1/ Beginning in April 2004, the Wilshire Real Estate Securities Index was renamed the Dow Jones Wilshire Real Estate Securities Index after an agreement between Dow Jones and Wilshire Associates to co-brand and calculate the index. The ticker symbol for the index remains WARESI.

--------------------------------------------------------------------------------

securities, and in some cases, REITs for their higher current yield. It appears investors rushed to unwind these speculative positions when conditions appeared to be changing, first for interest rates and then for REIT pricing.

Somewhat less attention grabbing - although probably equally as defining - was the strong rebound in REIT pricing that followed April's sell-off in May and June. Among many factors, we suspect that longer-term institutional investors, still under-allocated to real estate, opportunistically stepped into the market.

The strongest performing stocks during the first half of 2004 were the lodging and mall companies with total returns of +16.3% and +8.6%, respectively. For lodging companies, there are continuing signs of an accelerating rebound in the highly profitable business travel segment, driving room rates and occupancy levels in a period marked by low levels of new hotel construction. The mall companies continue to benefit from a strong retail environment driven by healthy consumer spending as well as a compelling external growth story - mall companies are aggressively pursuing scale economies in mall leasing and operations, taking advantage of low cost debt capital to grow their portfolios through acquisitions.

                    Year-to-Date Performance by Property Type

                              Total Rate of Return

                                     [CHART]

                                    Bar Chart

                                                                 WARESI TRR=6.9%

         Regional                                        Shopping
Hotels     Malls    Storage   Multifamily   Industrial    Centers   Office   Healthcare
------   --------   -------   -----------   ----------   --------   ------   ----------
 16.3%     8.6%       6.7%        6.4%         6.0%        5.6%      3.7%       1.8%

Source: SC-R&M, Wilshire

*    Not included in the WARESI, Source: Bloomberg REIT Healthcare Index

While still generating attractive total returns, the office companies were the relative underperformers among WARESI stocks during the first half with total returns of +3.7%. Office leasing markets continue to be highly challenging with many office companies facing a protracted period of cash flow "roll-down" as expiring leases are rewritten at lower prevailing market rents. Healthcare REITs, while not part of the WARESI, were also underperformers for the first half, with total returns of +1.8%.

2

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--------------------------------------------------------------------------------

Underlying these property-type performance totals for the first half as a whole were some significant short-term performance swings that corresponded to the period's shifting macroeconomic sentiment. For example, while multifamily companies performed in the middle of the pack for the 6-month period as a whole, they were the laggards in the first quarter, but almost on top during the second quarter, behind only lodging. Mall companies showed a similar but reversed performance pattern, on top in the first quarter and near the bottom in the second quarter. The emerging, more bullish sentiment regarding interest rates and the economy appeared to work in favor of the more cyclically sensitive property types - lodging and multifamily - and, within property types, those companies employing business strategies less reliant on inexpensive debt capital.

There were two significant M&A transactions announced during the first half involving public real estate companies. In a continuation of consolidation trends in retail real estate, Simon Property Group (SPG), the largest U.S. regional mall owner, announced an agreement to acquire Chelsea Property Group
(CPG), a leading owner and developer of retail outlet centers, for total consideration of approximately $4.8 billion or $66 per share, a 13% premium to Chelsea's previous close. In another transaction, highlighting underlying asset values for quality industrial real estate, Prologis (PLD), the largest industrial REIT, announced agreement to acquire smaller Keystone Property Trust
(KTR) in partnership with certain investment funds managed by Eaton Vance Management for $1.6 billion or $23.80 per share, a 17% premium over the prior close.

Despite significant mutual fund outflows accompanying April's sell-off, net inflows to dedicated real estate mutual and closed-end funds exceeded $4.0 billion during the first half of 2004, compared with $8.4 billion for all of 2003, a record year. Sources of capital included traditional sources - institutions and individuals pursuing long-term asset allocation strategies - but there was anecdotal evidence that trading-oriented investors were active as well.

Common equity issuance for public real estate companies totaled $6.1 billion through June 30th compared to $7.9 billion for all of 2003. After a very active first quarter totaling $4.1 billion, companies responded to the second quarter's more volatile pricing environment with a reduced level of common equity issuance totaling $2.0 billion. Second quarter activity was also unusually concentrated by property type with lodging companies comprising 49% of common equity issuance including a $246 million initial public offering by Strategic Hotel Capital
(SLH), an owner of high quality business and resort hotels. First quarter activity was

                                                                               3

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more broad based with numerous overnight transactions, but also included two initial public offerings totaling $0.6 billion: Affordable Residential Communities (ARC) an owner/acquirer of moderate quality manufactured housing communities, and Government Properties Trust (GPP) an owner/acquirer of assets under long-term net leases to Government utilities. Preferred stock issuance totaled $3.1 billion for the first half, continuing a high level of activity driven by attractive spreads, improved access to this market for many companies and a desire by issuing companies to lock-in lower rates.

Fund Performance

SC-US Real Estate Shares generated a total return of +8.8% for the year-to-date period through June 30, 2004, compared to a +6.9% total return for the WARESI benchmark.

Strong stock selection among the office companies and an overweight stance among select multifamily companies were key positive factors for the Fund during the first half. Evident in these factors is the strength of our detailed cash flow modeling work where a focus on scenario and sensitivity analysis is yielding valuable insight into performance and value in a shifting macroeconomic environment.

For the trailing 1-year period as June 30, 2004, SC-US Real Estate Shares generated a total return of +29.9% versus +29.2% for the WARESI benchmark. For the 3-year, 5-year and 7 1/2-year since-inception periods, average annual returns for the Fund were +14.3%, +14.1%, and +12.6%, respectively, reflecting benchmark relative performance of -51 bps, -37 bps and +180 bps, respectively.

Perspective and Outlook

Investors continue to embrace compelling investment attributes of the real estate asset class - strong current cash flow with the potential to hold or increase value in growth-oriented scenarios for the U.S. economy - a sort of Treasury TIPS with attitude. While we vigorously endorse these attributes for long-term investors, we remain keenly focused on the question of short-term valuation for segments of the REIT market, recognizing the potential for increased volatility over the near-term in response to shifting expectations for the macro environment.

--------------------------------------------------------------------------------

This caution proved warranted in the opening days of April as events exposed "carry trade" investors as a factor in REIT pricing. As we close out the first half of 2004, many REITs have made up lost ground on the pricing front in a seesaw environment for economic expectations, and we question the extent to which some carry traders may be finding their way back to the group.

Beyond the issue of short-term price volatility, there are some clearly positive trends underpinning the performance and valuation of real estate securities. Noteworthy on the margin is the fact that real estate market operating statistics emerging over the last several quarters point to a clear bottoming of real estate markets and the beginning of a recovery in the face of a rebounding economy. While supply/demand challenges persist in some areas, there is now greater visibility to rising rents and higher occupancy levels looking forward. Strong property operations are the backbone of cash flow and long-term value creation for real estate companies, and an improving outlook is a clear positive for many stocks in the group.

In addition, we have seen no easing in the demand for real estate assets and portfolios in the multi-trillion dollar private-direct market. Assets continue to trade at high volumes with aggressive buying by U.S. tax-exempt institutions, offshore investors, high net worth individuals and private REITs. Reflecting this liquidity, pricing for quality assets continues to surprise on the upside in terms of both cap rates and price-per-square foot or per-unit metrics.

Importantly, our research and portfolio strategy continues to be intensely focused on the risk of rising long-term interest rates and the potential impact on the REIT group by property type. While historical data suggests a weak inverse correlation between REIT market performance and interest rate fluctuations, real estate is a capital intensive business and today we observe cheap debt capital at the foundation of growth strategies employed by a number of companies, expanding portfolios and/or recasting balance sheets to drive earnings. Of concern is the potential for investors to mistakenly confuse investment-spread-driven earnings growth for long-term value creation, without recognizing the imbedded risks moving forward as interest rates shift.

At the end of the day, real estate stocks are not a homogenous group, and we believe investors can expect to see a dispersed pattern of performance moving forward, with absolute winners and losers under a broad range of economic scenarios. Our valuation research suggests investors with a 3-5 year investment horizon can achieve attractive average annual returns of

                                                                               5

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--------------------------------------------------------------------------------

10%-13% in a highly targeted portfolio of real estate securities looking forward over that time period. However, successful investing in this environment requires the resources to analyze and fully understand the underlying real estate markets, cash flow growth opportunities and risk under alternative macroeconomic scenarios. It also requires patience and conviction to move against the market's momentum often so keenly focused on short-term earnings targets. These qualities are fundamental to our investment approach and we believe will enable us to produce compelling investment returns over the longer-term.

We value the trust you have placed in us through your investment in SC-US Real Estate Shares.

Sincerely,


/s/ Anthony R. Manno Jr.                 /s/ Kenneth D. Statz
--------------------------------------   ---------------------------------------
Anthony R. Manno Jr.                     Kenneth D. Statz
President                                Managing Director

6

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FUND PERFORMANCE
--------------------------------------------------------------------------------

SC-US Real Estate Shares' investment performance compared to frequently used performance benchmarks is shown below.

COMPARATIVE RETURNS

Average Annual Total Returns Period Ended June 30, 2004

                                                                                      Since Inception
                                 Year-to-Date   One-Year   Three-Year   Five-Year   (12/20/96-6/30/04)/3/
---------------------------------------------------------------------------------------------------------
SC-US Real Estate Shares             8.84%       29.94%       14.29%      14.13%            12.62%
---------------------------------------------------------------------------------------------------------
Dow Jones Wilshire Real Estate
   Securities Index/1/               6.92%       29.16%       14.80%      14.50%            10.82%
---------------------------------------------------------------------------------------------------------
NAREIT Equity Index/2/               5.52%       27.08%       15.36%      14.50%            10.56%

Past performance is not indicative of future results. The performance for SC-US Real Estate Shares does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The performance of the above-referenced indices includes reinvested dividends and does not include any fees or expenses. The underlying portfolio securities of SC-US Real Estate Shares may differ from those of the indices. (1) The Dow Jones Wilshire Real Estate Securities Index is an unmanaged, broad based, market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies, not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate. Beginning in April 2004, the Wilshire Real Estate Securities Index was renamed the Dow Jones Wilshire Real Estate Securities Index. The ticker symbol remains WARESI. (2) NAREIT Equity Index is an unmanaged index of publicly traded U.S. tax-qualified REITs that have 75% or more of their gross invested book assets invested in the equity ownership of real estate. (3) The effective date of the Fund's registration with the Securities and Exchange Commission is April 23, 1997.

GROWTH OF A $10,000 INVESTMENT

Period from December 20, 1996 to June 30, 2004

--------------------------------------------------------------------------------

                      CUMULATIVE VALUE OF $10,000 INVESTED
                          Dow Jones Wilshire RE NAREIT

                         Securities    Equity
                SC-US      Index       Index
               ------------------------------
20-Dec-96      $10,000     $10,000    $10,000
December       $10,377     $10,425    $10,410
January 1997   $10,459     $10,574    $10,526
February       $10,538     $10,580    $10,505
March          $10,509     $10,616    $10,483
April          $10,079     $10,273    $10,196
May            $10,329     $10,580    $10,494
June           $10,997     $11,104    $11,003
July           $11,458     $11,470    $11,343
August         $11,469     $11,385    $11,316
September      $12,823     $12,507    $12,304
October        $12,400     $11,976    $11,972
November       $12,638     $12,217    $12,231
December       $12,992     $12,489    $12,519
January 1998   $12,890     $12,313    $12,453
February       $12,600     $12,155    $12,241
March          $13,046     $12,395    $12,461
April          $12,541     $12,004    $12,054
May            $12,395     $11,889    $11,970
June           $12,294     $11,826    $11,889
July           $11,466     $11,003    $11,117
August         $10,355     $ 9,860    $10,068
September      $11,047     $10,412    $10,638
October        $11,012     $10,269    $10,441
November       $11,356     $10,462    $10,595
December       $11,441     $10,313    $10,328
January 1999   $11,371     $10,089    $10,112
February       $11,394     $10,009    $ 9,875
March          $11,115     $ 9,955    $ 9,830
April          $12,567     $11,016    $10,763
May            $12,779     $11,203    $11,000
June           $12,641     $11,012    $10,822
July           $12,056     $10,590    $10,477
August         $12,056     $10,431    $10,344
September      $11,654     $ 9,961    $ 9,951
October        $11,243     $ 9,776    $ 9,706
November       $10,940     $ 9,622    $ 9,548
December       $11,507     $ 9,984    $ 9,851
January 2000   $11,606     $10,025    $ 9,883
February       $11,457     $ 9,834    $ 9,765
March          $12,042     $10,264    $10,087
April          $12,900     $10,996    $10,765
May            $13,075     $11,128    $10,870
June           $13,536     $11,503    $11,149
July           $14,668     $12,536    $12,124
August         $14,063     $12,085    $11,632
September      $14,861     $12,477    $12,001
October        $14,312     $11,936    $11,482
November       $14,606     $12,205    $11,629
December       $15,630     $13,053    $12,447
January 2001   $15,411     $13,183    $12,577
February       $15,050     $12,909    $12,376
March          $15,016     $12,919    $12,496
April          $15,275     $13,227    $12,794
May            $15,549     $13,597    $13,104
June           $16,395     $14,327    $13,872
July           $16,172     $14,041    $13,596
August         $16,710     $14,531    $14,093
September      $16,164     $13,669    $13,509
October        $15,632     $13,158    $13,122
November       $16,257     $14,011    $13,844
December       $16,730     $14,417    $14,182
January 2002   $16,758     $14,479    $14,210
February       $17,047     $14,810    $14,484
March          $17,981     $15,721    $15,353
April          $18,051     $15,816    $15,484
May            $17,995     $15,975    $15,693
June           $18,272     $16,303    $16,121
July           $17,078     $15,294    $15,278
August         $17,289     $15,300    $15,248
September      $16,526     $14,624    $14,662
October        $15,645     $13,895    $13,957
November       $16,426     $14,583    $14,614
December       $16,659     $14,796    $14,723
January 2003   $16,186     $14,363    $14,294
February       $16,511     $14,574    $14,530
March          $16,878     $14,944    $14,821
April          $17,521     $15,573    $15,473
May            $18,358     $16,467    $16,408
June           $18,837     $16,788    $16,765
July           $19,973     $17,762    $17,662
August         $20,171     $17,952    $17,758
September      $20,691     $18,557    $18,361
October        $20,904     $18,839    $18,694
November       $21,897     $19,654    $19,509
December       $22,491     $20,279    $20,192
January 2004   $23,019     $21,034    $21,066
February       $23,673     $21,463    $21,434
March          $25,046     $22,731    $22,620
April          $21,758     $19,576    $19,322
May            $23,607     $21,058    $20,699
June           $24,478     $21,684    $21,306

--------------------------------------------------------------------------------

Past performance is not indicative of future results. The performance for SC-US Real Estate Shares does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

FUND FACTS
--------------------------------------------------------------------------------

TOP 10 HOLDINGS

As of 6/30/04

The Macerich Company                         6.3%

Corporate Office Properties Trust            6.1%

AMB Property Corporation                     6.1%

Equity Residential Properties Trust          5.9%

SL Green Realty Corporation                  5.8%

AvalonBay Communities, Inc.                  5.6%

Federal Realty Investment Trust              5.5%

Public Storage, Inc.                         5.0%

Starwood Hotels & Resorts Worldwide, Inc.    4.5%

Essex Property Trust, Inc.                   4.4%
                                            ----
Total                                       55.2%

FUND AT A GLANCE

Minimum initial investment                       $1,000/1/

Minimum subsequent investment                    $  100

Sales charge (load)                                None

Redemption fee                                     None

Symbol                                            SUSIX

Contact                                  1-888-SECURITY

Web Site                        www.securitycapital.com

/1/  $500 for IRAs and UGMA/UTMA accounts.

                              SECTOR WEIGHTINGS/2/

                                     [CHART]

                                    Pie Chart

Office             25.9%

Regional Malls     14.6%

Hotels              9.4%

Shopping Centers    8.6%

Storage             7.4%

Industrial          6.0%

Other               1.4%

Multifamily        26.7%

/2/  Sector classifications are as defined by Wilshire Associates.

--------------------------------------------------------------------------------

GEOGRAPHIC DIVERSIFICATION

NCREIF/1/ Geographic Regions and Divisions
Percentage of Portfolio Securities/2/

                                      [MAP]

                        Portfolio/2/   NCREIF/1/
------------------------------------------------
East                        43.6%        30.9%
   Northeast                28.3%        18.9%
   Mideast                  15.3%        12.0%
West                        27.3%        33.7%
   Pacific                  21.7%        27.4%
   Mountain                  5.6%         6.3%
South                       16.5%        21.2%
   Southeast                 9.1%        11.5%
   Southwest                 7.4%         9.7%
Midwest                      9.1%        14.2%
   East North Central        6.4%        11.0%
   West North Central        2.7%         3.2%
Non-U.S./3/                  3.5%         0.0%

/1/ The National Council of Real Estate Investment Fiduciaries (NCREIF) is an association of institutional real estate professionals and maintains a detailed historical database of real estate performance statistics collected from member institutions. Data as of 12/31/03.
/2/ Calculations are based on actual portfolio holdings as of the date of this report and reflect the geographic distribution of each company's underlying owned real estate portfolio as reported by the company or, where disclosure is incomplete, as calculated by SC-R&M using the gross book value of individual assets or portfolio components as reported by SNL Financial LC.
/3/ Foreign holdings represent non-U.S. assets of U.S. based companies, except Fairmont Hotels & Resorts Inc., which is Canadian based and NYSE listed.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
SCHEDULE OF INVESTMENTS-JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

 Shares                                                             Market Value
--------------------------------------------------------------------------------

          COMMON STOCKS - 98.6%
          MULTIFAMILY - 26.7%
553,700   Equity Residential Properties Trust                        $16,461,501
277,800   AvalonBay Communities, Inc.                                 15,701,256
181,150   Essex Property Trust, Inc.                                  12,381,603
395,400   Archstone-Smith Trust                                       11,597,082
196,500   Camden Property Trust                                        8,999,700
212,700   Post Properties, Inc.                                        6,200,205
166,400   United Dominion Realty Trust, Inc.                           3,291,392
                                                                     -----------
                                                                      74,632,739

          OFFICE - 25.9%
682,560   Corporate Office Properties Trust                           16,961,616
344,200   SL Green Realty Corporation                                 16,108,560
436,800   Reckson Associates Realty Corp.                             11,994,528
710,300   Trizec Properties, Inc.                                     11,549,478
247,600   Mack-Cali Realty Corporation                                10,245,688
199,200   Brandywine Realty Trust                                      5,416,248
                                                                     -----------
                                                                      72,276,118

          REGIONAL MALLS - 14.6%
365,900   The Macerich Company                                        17,515,633
389,600   Taubman Centers, Inc.                                        8,917,944
164,500   Simon Property Group, Inc.                                   8,458,590
127,800   The Rouse Company                                            6,070,500
                                                                     -----------
                                                                      40,962,667

          HOTELS - 9.4%
279,500   Starwood Hotels & Resorts Worldwide, Inc.                   12,535,575
622,900   Host Marriott Corporation/1/                                 7,699,044
224,500   Fairmont Hotels & Resorts Inc.                               6,050,275
                                                                     -----------
                                                                      26,284,894

          SHOPPING CENTERS - 8.6%
369,400   Federal Realty Investment Trust                             15,363,346
243,200   Developers Diversified Realty Corporation                    8,601,984
                                                                     -----------
                                                                      23,965,330

/1/ Non-income producing.

                     See notes to the financial statements.

--------------------------------------------------------------------------------

 Shares                                                             Market Value
--------------------------------------------------------------------------------

          STORAGE - 7.4%
300,400   Public Storage, Inc.                                      $ 13,821,404
180,800   Shurgard Storage Centers, Inc.                               6,761,920
                                                                    ------------
                                                                      20,583,324

          INDUSTRIAL - 6.0%
488,800   AMB Property Corporation                                    16,927,144

          Total common stocks                                       ------------
          (cost $211,388,819)                                        275,632,216

          Total investments - 98.6%                                 ------------
          (cost $211,388,819)                                        275,632,216

          Other assets in excess of liabilities - 1.4%                 3,804,514
                                                                    ------------

          Net assets - 100.0%                                       $279,436,730
                                                                    ------------

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF ASSETS AND LIABILITIES-JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investments, at market value (cost $211,388,819)                 $275,632,216
   Cash                                                                2,469,164
   Receivable for fund shares sold                                       616,821
   Dividends and interest receivable                                   1,886,888
   Other assets                                                           41,099
                                                                    ------------
   Total assets                                                      280,646,188
                                                                    ------------

LIABILITIES:
   Payable for fund shares redeemed                                      892,312
   Payable to investment adviser                                         139,911
   Payable to distributor                                                 56,416
   Payable to directors                                                    4,833
   Accrued expenses and other liabilities                                115,986
                                                                    ------------
   Total liabilities                                                   1,209,458
                                                                    ------------
      Net assets                                                    $279,436,730
                                                                    ------------

NET ASSETS CONSIST OF:
   Capital stock                                                    $201,083,524
   Undistributed net investment income                                     2,366
   Accumulated undistributed net realized gain on investments         14,107,443
   Net unrealized appreciation on investments                         64,243,397
                                                                    ------------
      Net assets                                                    $279,436,730
                                                                    ------------

Shares outstanding (50,000,000 shares of $0.01 par
   value authorized)                                                  18,041,180
Net asset value and redemption price per share                      $      15.49
                                                                    ------------

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF OPERATIONS-SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividend income                                                   $ 6,449,337
   Interest income                                                         2,537
                                                                     -----------
   Total investment income                                             6,451,874
                                                                     -----------

EXPENSES:
   Investment advisory fee                                               867,327
   Distribution expense                                                  361,386
   Transfer agent and shareholder service                                206,291
   Administration fees                                                   155,048
   Professional fees                                                     105,654
   Custody and accounting fees and expenses                               47,573
   Directors' fees and expenses                                           47,022
   Shareholders reports and notices                                       28,649
   Insurance expense                                                      16,450
   Federal and state registration                                         15,214
   Other                                                                     398
                                                                     -----------
   Net expenses                                                        1,851,012
                                                                     -----------
      Net investment income                                            4,600,862
                                                                     -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                    6,114,157
   Change in unrealized appreciation on investments                   12,822,584
                                                                     -----------
   Net realized and unrealized gain on investments                    18,936,741
                                                                     -----------
      Net increase in net assets resulting from operations           $23,537,603
                                                                     -----------

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               Six months ended
                                                 June 30, 2004     Year ended
                                                  (Unaudited)    Dec. 31, 2003
------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                        $   4,600,862    $   6,330,397
   Net realized gain on investments                 6,114,157       17,371,769
   Change in unrealized appreciation
      on investments                               12,822,584       51,396,450
                                               -------------------------------
   Net increase in net assets
      resulting from operations                    23,537,603       75,098,616

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                       65,349,399      168,267,244
   Shares issued to holders in
      reinvestment of dividends                     3,848,386       10,986,658
   Cost of shares redeemed                       (107,028,146)    (148,055,805)
                                               -------------------------------
   Net increase (decrease) in net assets
      from capital share transactions             (37,830,361)      31,198,097

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                      (4,628,328)      (6,330,397)
   From net realized gains                                 --       (6,818,135)
                                               -------------------------------
   Total distributions                             (4,628,328)     (13,148,532)

      Total increase (decrease) in net assets     (18,921,086)      93,148,181

NET ASSETS:
   Beginning of period                            298,357,816      205,209,635
                                               -------------------------------
   End of period                                $ 279,436,730    $ 298,357,816
                                               -------------------------------

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               Six months ended
                                                 June 30, 2004                   Year ended December 31,
                                                  (Unaudited)       2003       2002        2001       2000       1999
                                               -----------------------------------------------------------------------
For a share outstanding for each period: /1/
Net Asset Value, beginning of period               $  14.46       $  11.27   $  12.16    $  12.14   $   9.37   $  9.82
                                               -----------------------------------------------------------------------
Income from investment operations:
   Net investment income                               0.24           0.33       0.40        0.57       0.44      0.45
   Net realized and unrealized
      gain (loss) on investments                       1.04           3.53      (0.43)       0.26       2.86     (0.39)
                                               -----------------------------------------------------------------------
   Total from investment operations                    1.28           3.86      (0.03)       0.83       3.30      0.06
                                               -----------------------------------------------------------------------
Less distributions:
   Dividends from net investment income               (0.25)         (0.33)     (0.40)      (0.57)     (0.44)    (0.45)
   Dividends from net realized gains                     --          (0.34)     (0.37)      (0.24)        --        --
   Return of capital                                     --             --      (0.09)         --      (0.09)    (0.06)
                                               -----------------------------------------------------------------------
   Total distributions                                (0.25)         (0.67)     (0.86)      (0.81)     (0.53)    (0.51)
                                               -----------------------------------------------------------------------
Net Asset Value, end of period                     $  15.49       $  14.46   $  11.27    $  12.16   $  12.14   $  9.37
                                               -----------------------------------------------------------------------

Total return /2/                                       8.84%         35.01%     (0.43)%      7.04%     35.83%     0.58%

Supplemental data and ratios:
   Net assets, end of period ($000)                $279,437       $298,358   $205,210    $160,635   $117,864   $50,949
   Ratio of expenses to average
      net assets /3,4/                                 1.28%          1.18%      1.21%       1.24%      1.35%     1.20%
   Ratio of net investment income to
      average net assets 3,4                           3.18%          2.59%      3.41%       4.96%      5.02%     4.18%
   Portfolio turnover rate                            22.66%         67.24%     75.37%      91.20%     91.14%    49.66%

/1/ The table shows financial highlights for Security Capital U.S. Real Estate Shares. Prior to February 1, 2000, the Fund had two classes of shares:
     Class I (which was renamed Security Capital U.S. Real Estate Shares) and Class R. Effective February 1, 2000, Class R shares were converted to Class I shares, (now Security Capital U.S. Real Estate Shares). The information in the table for 1999 reflects financial results for the formerly designated Class I shares only, with the exception of net assets, which are of both former Classes I and R.
/2/ Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.
/3/  Annualized.
/4/ Without voluntary expense reimbursements of $12,239 and $256,747 for the years ended December 31, 2000 and 1999, respectively, the ratio of expenses to average net assets would have been 1.36% and 1.62%, respectively, and the ratio of net investment income to average net assets would have been 5.01% and 3.76%, respectively. For the six months ended June 30, 2004 and the years ended December 31, 2003, 2002 and 2001, there was no voluntary expense reimbursement.

                    See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
NOTES TO THE FINANCIAL STATEMENTS-JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Security Capital U.S. Real Estate Shares (the "Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. The Fund commenced operations on December 20, 1996.

     The Fund seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long-term, the Fund's objective is to achieve top-quartile total returns as compared with other mutual funds that invest primarily in real estate securities in the United States.

     The following is a summary of significant accounting policies followed by the Fund.

     a) Investment Valuation - Each trading day, portfolio securities are valued at their last sale price as of the close of trading on the exchange representing the principal market for such securities, or at the mean of the closing bid and asked price for that day. Securities listed or traded on NASDAQ are valued at the NASDAQ official closing price. Securities for which the investment adviser believes there are insufficient market quotations readily available will be fair valued according to a valuation methodology determined by the Valuation and Pricing Committee of the Board of Directors to be most appropriate in each case. The Valuation and Pricing Committee is guided in its determination by the valuation factors described in the Fund's Pricing and Valuation Procedures. At each regular meeting of the Board, the Board will review the appropriateness of each valuation method used since the last regular meeting. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value.

     Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

     b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies and intends to continue to comply in

--------------------------------------------------------------------------------

     future years and to distribute investment company net taxable income and net capital gains to shareholders.

     c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

     Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

     Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

     Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held. Distributions received from the REITs that are determined to be capital gains are recorded by the Fund as a realized gain on the investment. The character of such distributions, for tax and financial reporting purposes, is determined by the Fund based on estimates and information received by the Fund from the REITs.

     d) Repurchase Agreements - The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Fund's investment adviser. The Board of Directors has delegated to its investment adviser the primary responsibility, subject to the Board's general oversight, for monitoring and evaluating the Fund's use of repurchase agreements, including, but not limited to, the responsibility for monitoring the creditworthiness of the Fund's repurchase agreement counterparties and insuring that the Fund's repurchase agreements are fully collateralized. In a repurchase agreement, a fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement, at least

--------------------------------------------------------------------------------

     equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book-entry transfer to the account of the Fund's custodian. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of by the Fund may be delayed.

     e) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     f) Indemnifications - In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

     g) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund were as follows:

     Six Months Ended June 30, 2004:
     ---------------------------------------------------------------------------
                                                         Amount         Shares
                                                     -------------   ----------
     Shares sold                                     $  65,349,399    4,349,324
     Shares issued to holders in reinvestment
        of dividends                                     3,848,386      247,300
     Shares redeemed                                  (107,028,146)  (7,188,572)
                                                     -------------   ----------
     Net decrease                                    $ (37,830,361)  (2,591,948)
                                                     -------------   ----------

--------------------------------------------------------------------------------

     Year Ended December 31, 2003:
     ---------------------------------------------------------------------------
                                                        Amount         Shares
                                                    -------------   -----------
     Shares sold                                    $ 168,267,244    13,511,841
     Shares issued to holders in reinvestment of
        dividends                                      10,986,658       835,993
     Shares redeemed                                 (148,055,805)  (11,918,378)
                                                    -------------   -----------
     Net increase                                   $  31,198,097     2,429,456
                                                    =============   ===========

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term investments by the Fund for the six months ended June 30, 2004, were $65,249,546 and $100,990,670, respectively.

     As of June 30, 2004, gross unrealized appreciation and (depreciation) of investments for tax purposes were as follows:

     Appreciation                                    $63,440,124
     (Depreciation)                                           --
                                                     -----------
     Net appreciation on investments                 $63,440,124
                                                     ===========

     As of June 30, 2004, the cost of investments for federal income tax purposes was $212,192,092.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Research & Management Incorporated ("SC-R&M"). SC-R&M is a wholly owned subsidiary of Banc One Investment Advisors Corporation ("BOIA"). On January 14, 2004, Bank One Corporation, the indirect owner of BOIA, and J.P. Morgan Chase & Co. announced that they had agreed to merge. The merger was completed on July 1, 2004. Pursuant to the Advisory Agreement, SC-R&M is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's average daily net assets.

     SC-R&M also serves as the Fund's administrator. SC-R&M charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

     State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

     Boston Financial Data Services, Inc. ("BFDS"), a privately-held company and an affiliate of

--------------------------------------------------------------------------------

     State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

5.   DISTRIBUTION AND SERVICING PLANS

     The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). Under the Distribution Plan, the Fund pays to SC-R&M Capital Markets Incorporated (the "Distributor"), in its capacity as principal distributor of the Fund's shares, a monthly distribution fee equal to, on an annual basis, 0.25% of the value of the Fund's average daily net assets. The Distributor is a wholly owned subsidiary of SC-R&M. Effective September 1, 2004, One Group Dealer Services, Inc. will become the distributor for the Fund.

     The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of the Fund's shares and for providing certain services to the Fund's shareholders. The Distributor may pay third parties with respect of these services such amount as it may determine. For the six months ended June 30, 2004, the Fund has incurred expenses totaling $361,386 as required by the adopted Distribution Plan.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
OTHER INFORMATION-JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

1.   PROXY VOTING POLICIES AND PROCEDURES

     A description of the policies and procedures that the Board of Directors of SC-REMFs uses to determine how to vote proxies relating to the Fund's portfolio securities is available (i) without charge, upon request, by calling the Fund toll-free at 1-888-SECURITY and (ii) on the Security and Exchange Commission's website at http://www.sec.gov.

2.   AVAILABILITY OF PROXY VOTING RECORD

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 (June 30, 2004 being the end of the first period for which such information is available) is available (i) without charge, upon request, by calling the Fund toll-free at 1-888-SECURITY and (ii) on the Security and Exchange Commission's website at http://www.sec.gov.

3.   QUARTERLY PORTFOLIO SCHEDULE

     No later than November 29, 2004, the Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the third quarter of 2004 on Form N-Q. The Fund will thereafter file Form N-Q for the first and third quarters of each fiscal year. The Fund's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling 1-888-SECURITY or by visiting the Fund's website at www.securitycapital.com.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Directors not deemed to be "interested persons" of the Fund for purposes of the 1940 Act.

                                                                                                    Number of
                                                                                                  Portfolios in          Other
                                          Term in Office/1/               Principal                Fund Complex      Directorships
    Name, Address      Position(s) Held     and Length of               Occupation(s)              Overseen by          Held by
  and Date of Birth      with the Fund       Time Served             During Past 5 Years             Director          Director
------------------------------------------------------------------------------------------------------------------------------------
Robert H. Abrams       Director           Time Served:        Senior Lecturer Dept. of City and       One         Director of Cayuga
                                          7 years             Regional Planning, College of                       Medical Center
11 S. LaSalle Street                                          Architecture, Art & Planning at                     (Hospital);
Second Floor                                                  Cornell University since 1992.                      Director
Chicago, Illinois                                                                                                 of Tompkins County
60603                                                         Founding Director of the Program                    Area Development
                                                              in Real Estate at Cornell                           (Non-profit
5/26/1932                                                     University in 1995.                                 economic
                                                                                                                  development)

Stephen F. Kasbeer     Director; Lead     Time Served:        Private Investor.                       One         Trustee of
11 S. LaSalle Street   Independent        7 years                                                                 Commonfund
Second Floor           Director                                                                                   Endowment Realty
Chicago, Illinois                                                                                                 Investors II, Inc.
60603                                                                                                             since 1995; and
                                                                                                                  Director of
2/28/1925                                                                                                         Coronado Hospital
                                                                                                                  Foundation.

George F. Keane        Director           Time Served:        Chairman of the Board of Trigen         One         Chairman of
11 S. LaSalle Street                      7 years             Energy Corporation from 1994                        Nicholas Applegate
Second Floor                                                  to March 2000.                                      Mutual Funds (19
Chicago, Illinois                                                                                                 portfolios)
60603                                                                                                             and Director of
                                                              Founding Chief Executive of the                     the Bramwell Funds
10/7/1929                                                     Endowment Realty Investors in                       (2 portfolios)
                                                              1998 and The Common Fund                            Longview
                                                              (mutual fund) in 1971.                              Oil and Gas Group,
                                                                                                                  Universal Bond
                                                                                                                  Fund, and
                                                                                                                  Universal
                                                                                                                  Stainless Alloy
                                                                                                                  Products.

Officers and Directors deemed to be "interested persons" of the Fund for purposes of the 1940 Act.

                                                                                                    Number of
                                                                                                  Portfolios in          Other
                                          Term of Office/1/               Principal                Fund Complex      Directorships
    Name, Address      Position(s) Held     and Length of               Occupation(s)              Overseen by          Held by
  and Date of Birth      with the Fund       Time Served             During Past 5 Years             Director          Director
-----------------------------------------------------------------------------------------------------------------------------------
Anthony R. Manno Jr.   Chairman of        Time Served:        Managing Director and President         One         Director of
11 S. LaSalle Street   the Board of       7 years             of SC-R&M since March 1995.                         Security Capital
Second Floor           Directors,                                                                                 Preferred Growth
Chicago, Illinois      Managing                               Director and President of                           Incorporated
60603                  Director and                           SC-R&M Capital Markets                              (private
3/22/1952              President                              Incorporated (broker-dealer)                        investment fund)
                                                              since June 2003.                                    (since July 1997)
                                                                                                                  and Bulgarian
                                                                                                                  American
                                                                                                                  Enterprise Fund
                                                                                                                  (since June 2000)

/1/ Directors and officers serve an indefinite term until a successor is elected.

The Fund's Statement of Additional Information includes additional information about the Fund Directors and is available, without charge, upon request, by calling toll-free 1-888-SECURITY.

--------------------------------------------------------------------------------

                                                                                                    Number of
                                                                                                  Portfolios in          Other
                                          Term of Office/1/               Principal                Fund Complex      Directorships
    Name, Address      Position(s) Held     and Length of               Occupation(s)              Overseen by          Held by
  and Date of Birth      with the Fund       Time Served             During Past 5 Years             Director          Director
------------------------------------------------------------------------------------------------------------------------------------
Kenneth D. Statz       Managing           Time Served:        Managing Director of SC-R&M              Not                Not
11 S. LaSalle Street   Director           7 years             since November 1997, Senior           Applicable        Applicable
Second Floor                                                  Vice President July 1996 to
Chicago, Illinois                                             November 1997 and Vice to
60603                                                         President from March 1995
10/17/1958                                                    July 1996.

Kevin W. Bedell        Senior Vice        Time Served:        Senior Vice President of                 Not                Not
11 S. LaSalle Street   President          7 years             SC-R&M since November 1997.           Applicable        Applicable
Second Floor
Chicago, Illinois
60603
12/27/1955

Alexander K. Daggett   Vice President -   Time Served:        Vice President of SC-R&M since           Not                Not
11 S. LaSalle Street   Client Services    6 years             March 1998.                           Applicable        Applicable
Second Floor
Chicago, Illinois
60603
11/18/1949

Michael J. Heller      Treasurer,         Time Served:        Treasurer of SC-R&M since                Not                Not
11 S. LaSalle Street   Controller and     6 years             November 2003; Treasurer of           Applicable        Applicable
Second Floor           Assistant                              Security Capital Preferred Growth
Chicago, Illinois      Secretary                              Incorporated, (private investment
60603                                                         fund) since November 2003;
1/14/1970                                                     Controller of SC-R&M since
                                                              December 2002; and Assistant
                                                              Controller of
                                                              SC-R&M from October 1997 to
                                                              December 2002.

Amanda M. Traynor      Assistant          Time Served:        Assistant Controller of SC-R&M           Not                Not
11 S. LaSalle Street   Treasurer          1 year              since August 2002; Assistant          Applicable        Applicable
Second Floor                                                  Secretary of SC-R&M since
Chicago, Illinois                                             November 2003; Assistant
60603                                                         Treasurer of Security Capital
4/26/1976                                                     Preferred Growth Incorporated
                                                              (private investment fund) since
                                                              November 2003; Senior Auditor
                                                              of Ernst & Young LLP from
                                                              September 1998 to August 2002.

--------------------------------------------------------------------------------

                                                                                                    Number of
                                                                                                  Portfolios in          Other
                                          Term of Office/1/               Principal                Fund Complex      Directorships
    Name, Address      Position(s) Held     and Length of               Occupation(s)              Overseen by          Held by
  and Date of Birth      with the Fund       Time Served             During Past 5 Years             Director          Director
------------------------------------------------------------------------------------------------------------------------------------
Scott E. Richter       Secretary and      Time Served:        General Counsel for Investment           Not                Not
1111 Polaris Parkway   Chief Legal        1 year              Management at Bank One                Applicable        Applicable
Suite 4P               Officer                                Corporation since November
Columbus, Ohio                                                2003; Senior Associate General
43240                                                         Counsel for Bank One
7/4/1956                                                      Corporation and National Practice
                                                              Group Manager for Bank One
                                                              Corporation's Investment
                                                              Management Group/Private Client
                                                              Services since February 2003;
                                                              Chief Legal Officer and Secretary
                                                              of One Group Mutual Funds (49
                                                              portfolios); Officer of One Group
                                                              Administrative Services, Inc.
                                                              (fund administrator); Secretary
                                                              of One Group Dealer Services,
                                                              Inc. (broker-dealer); Deputy
                                                              General Counsel, Institutional
                                                              Division of INVESCO, Inc.
                                                              (investment advisor) from
                                                              November 1998 to January 2003.

                     See notes to the financial statements.

--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT TEAM         INVESTMENT ADVISER

Anthony R. Manno Jr.               Security Capital Research &
Director, Chairman and President   Management Incorporated
                                   11 South LaSalle Street, Second Floor
Kenneth D. Statz                   Chicago, Illinois 60603
Managing Director                  1-888-SECURITY

Kevin W. Bedell
Senior Vice President              TRANSFER AGENT

Anne Darnley                       Boston Financial Data Services, Inc.
Vice President                     P.O. Box 8121
                                   Boston, Massachusetts 02266-8121
David A. Kleinerman                1-800-409-4189
Vice President

Matthew D. Hansen                  LEGAL COUNSEL
Securities Trader
                                   Mayer, Brown, Rowe & Maw LLP
Jon Y. Cheigh                      1675 Broadway
Associate                          New York, New York 10019

Joshua Hafron
Associate

James D. Hardman
Associate

David T. Cheng
Analyst

Elizabeth Hayes
Analyst

Rebecca L. Javid
Analyst

                                   [Logo Here]
                                SECURITY CAPITAL

                11 South LaSalle Street, Chicago, Illinois 60603
                                 1-888-SECURITY
                             www.securitycapital.com

SC-US_SEMIANNUAL 2004

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable for the semiannual reporting period ended June 30, 2004.

Item 4. Principal Accountant Fees and Services.

Not applicable for the semiannual reporting period ended June 30, 2004.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Nominating Committee of the Board of Directors of the registrant is responsible for recommending nominees for election to the registrant's Board of Directors. The Nominating Committee may consider candidates proposed by any Directors, executive search firm or other person in order to determine whether such candidate possesses the attributes necessary for Board membership. In addition, the Nominating Committee has adopted a policy that should the Board determine that a vacancy exists or is likely to exist on the Board, the Nominating Committee shall consider any candidates for Board membership recommended by security holders of the registrant. Any security holders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of Security Capital Real Estate Mutual Funds Incorporated, 11 South LaSalle Street, 2nd Floor, Chicago, Illinois 60603, to the attention of the Chair of the Nominating Committee.

Item 10. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Anthony R. Manno Jr., the registrant's President, and Michael J. Heller, the registrant's Treasurer and Controller, reviewed the registrant's disclosure controls and procedures (the "Procedures") and evaluated their effectiveness. Based on their review, Mr. Manno and Mr. Heller determined that the Procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission's rules and regulations.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Not applicable.

(a)(2) Attached hereto:

       Exhibit 99.30a-2(a)CERT: Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940

(b)    Attached hereto:

       Exhibit 99.30a-2(b)CERT: Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED


By: /s/ Anthony R. Manno Jr.               By: /s/ Michael J. Heller
    ------------------------------------       ---------------------------------
        Anthony R. Manno Jr.                       Michael J. Heller
        President                                  Treasurer and Controller

Date: September 9, 2004                            Date: September 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Security Capital Real Estate Mutual Funds Incorporated and in the capacities and on the dates indicated:

SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED


By: /s/ Anthony R. Manno Jr.               By: /s/ Michael J. Heller
    ------------------------------------       ---------------------------------
        Anthony R. Manno Jr.                       Michael J. Heller
        President                                  Treasurer and Controller

Date: September 9, 2004                            Date: September 9, 2004